SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 23, 2003 (January 23, 2003)
Date of Report (Date of earliest event reported)

Zions Bancorporation
(Exact name of registrant as specified in its charter)

Utah	0-2610	87-0227400
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

(801) 524-4787
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Zions Bancorporation (the “Company”) under the Securities Act of 1933, as amended.

Item 9.      Regulation FD Disclosure.

A copy of the press release issued January 23, 2003 by the Registrant announcing Fourth Quarter 2002 earnings is furnished under Item 9 of this Current Report on Form 8-K as Exhibit 99.

Exhibit Number	Description

99	Press Release dated January 23, 2003

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/s/ Doyle L. Arnold
Name: Doyle L. Arnold
Title: Executive Vice President Chief Financial Officer

Date:  January 23, 2003

3